Murphy USA Inc. 1 Raymond James Institutional Investor Conference March 2024

Murphy USA Inc. 2 Cautionary statement This presentation contains forward-looking statements. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include, but are not limited to, the volatility and level of crude oil and gasoline prices, the pace and success of our expansion plan, our relationship with Walmart, political and regulatory uncertainty, our ability to realize projected synergies from the acquisition of QuickChek and successfully expand our food and beverage offerings, uncontrollable natural hazards, and adverse market conditions or tax consequences, among other things. For further discussion of risk factors, see “Risk Factors” in the Murphy USA registration statement on our latest form 10-Q and 10-K. Murphy USA undertakes no duty to publicly update or revise any forward-looking statements. The Murphy USA financial information in this presentation is derived from the audited and unaudited consolidated financial statements of Murphy USA, Inc. for the years ended December 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, and 2015. Please reference our most recent 10-K, 10-Q, and 8-K filings for the latest information. If this presentation contains non-GAAP financial measures, we have provided a reconciliation of such non-GAAP financial measures to the most directly comparable measures prepared in accordance with U.S. GAAP in the Appendix to this presentation. Christian Pikul, CFA Vice President of Investor Relations and FP&A Christian.pikul@murphyusa.com

Murphy USA Inc. 3 We are Murphy USA We are a retailer focused on making the everyday affordable… …with an advantaged EDLP business model… …driving long-term results for our shareholders. 1,733 Locations 2.0M Customers per Day 27 States

Murphy USA Inc. 4 Murphy USA is getting More… More Free Cash Flow • Invest in Price • Invest in Capabilities • Invest in Growth More from our Customers • More from the Same Customer • Same from More Customers • More Value for our Customers More from Existing Stores • More Productive and Efficient • More Upside • More with less More from New Stores • More New and Rebuilt Stores • Better Returns • Broader Customer Offer More Market Share • More for Us, Less for Others • More Traffic, More Volume • More Fuel Margin MUSA Flywheel

It all starts with our Customer

We are growing with our customer….

% of Consumers Living Paycheck to Paycheck
Share of U.S. Consumers: Jan-24 vs.Jan-23


60%
63%
Jan-23
Jan-24

- Serving the largest, fastest growing customer segment in the U.S.
- Customers who are struggling to make ends meet, living paycheck to paycheck…customers who value affordability above all else
- 34% of Households have an income of $50K or less, +1.3% vs. 2019

…and learning more about them…



- We have "DNA" strings with 100s of attributes for every MDR member
- Almost 1 million survey respondents telling us about their vehicle and how they shop in 2023
- Modest incomes with scarce discretionary income, older less reliable cars, and they still prefer fuel

…to continue to make their everyday affordable

Total MDR Customer Savings
2019 to 2022, $ in Millions


$58
$208
$211
$264
$314
2019
2020
2021
2022
2023

- Our customers place a premium on Time, Trust, Cost and Relationships
- We are growing our customer count and the value we deliver
- Since its 2019 launch MDR has saved our Members more than $1 billion dollars on the things they need most

Source: MUSA Data Warehouse; US Census Bureau, Publication Date Sept 2023; PYMNTS Intelligence: The Paycheck-to-Paycheck Report, February 2024

Murphy USA Inc.
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Murphy USA Inc. 6 More from the same… the same from More MDR Member Spend per Month Members who joined in 2019 • MDR is five years old and continues to deliver value • Retention is strong at 85% after year one • Customer spend has increased each year since 2019 with more customers participating in more categories • When our customers come, they are buying across the store; nearly 30% of members bought fuel, tobacco and non-tobacco • New loyalty members that visited us for the first time in 2023, are coming as often as our original cohort • Leveraging shared learnings to expand QC Digital and Loyalty Experience Sales $ Per Member per Month By Registration Cohort $117 $177 2019 2023 +52% 65% of MDR members who joined in 2019 are still with us today MDR Member Trips per Month By Registration Cohort Cohort Trips per month 2019 5.2 2020 4.9 2021 4.8 2022 4.8 2023 5.0 0 10 20 30 40 50 60 $100 $200 $300 2023 2022 2021 2020 2019 Months since joining MDR Sa le s $ pe r M em be r Source: MUSA Data Warehouse; Metrics based on 90-Day Active Members Our value proposition is sticky with our customers New members are coming as often… …and spending more, the more they come

Murphy USA Inc. 7 Increasing the productivity of our existing network Inside Productivity Margin $ per Square Foot • Defend and sustain our EDLP position − Pricing Excellence − Fuels offer expansion − Promotion & Assortment • Relentless focus on execution and cost mitigation − Advanced Technology − Store Labor − Production Planning • Wave of Innovation − Enhancing and embracing without “jumping the chasm” − Digital Transformation − In-Store Experience Retrofits − Store of Tomorrow $372 $360 $241 $233 $143 MUSA Top 2nd 3rd Bottom Top 2nd 3rd Bottom $1.0 $0.7 $0.5 $0.2 EBITDA Quartiles Average Annual EBITDA per Store, $ in Millions $75 to $155 Million in annual potential value from existing stores Source: MUSA Data Warehouse; 2022 NACS State of the Industry Report; MUSA EBITDA Quartiles excludes new stores still in ramp NACS Quartiles Our stores are more productive than the industry Yet we still have more upside value to extract Investing in capabilities to drive more with less

Expanding our capabilities to get More with less

Our Digital Transformation (DT) is bringing new levels of precision, speed, insights and agility…

Personalization

Personalized offers through machine learning initiatives resulting in more share of wallet capture from the same customer

Demand & Labor Planning

Leveraging advanced demand forecasting to drive a larger basket with better availability while also improving labor scheduling accuracy

Suggested Sell

Smarter upsell suggestions at QuickChek Touchscreens through more sophisticated basket analysis

20%+
ROI on an annualized basis proven through early pilots

…while our In-Store Experience (ISX) Campaign expands the profitability of our existing space by delivering a superior experience to our customers

Consumer Survey

Emotional, Functional, Technical Needs

~100 Attributes

- Easier for our customers to find what they want
- More productive use of space
- Acceleration of our already strong returns

10-15%
ROI in early pilot stores from increased baskets and traffic

Source: MUSA Campaign Analysis

Murphy USA Inc. 8

Getting more from New and Rebuilt Stores

Continuing to drive square footage through NTIs/R&Rs

Murphy USA Store Type Shift Trend
Square Footage by Year



Kiosk(1)
MUSA 1400
QuickChek
MUSA 2800
+38%
2.3M
9%
32%
34%
26%
3.1M
4%
31%
28%
37%
2023
2028e
Store Count:
1,733
1,951e

Enterprise investments are improving store returns

- **Investments drive improved new store performance**
  - Optimizing new store design
  - Utilizing DT Offer strategies
  - Refreshed "Grand Opening"
- **Taking share with new stores**
  - "Sister Store" and "Market In-fill" strategies focused on expanding where our brand is strongest
  - Expanding pipeline to meet future 50 NTI goal
  - '24 build class alone expected to bring ~$40M EBITDA per annum at maturity
- **Expanding offering to meet the emerging wants of our customers**
  - 24-Hour Fueling
  - Commercial Fueling Lanes
  - Boutique Fuel Offering

Building has been a challenge, fundamental performance has not

Murphy USA New Store/R&R Performance
2023 Metrics Compared to 2023 Network Average



Fuel Volume (K, APSM)
MUSA NTIs
292
QC NTIs
269
MUSA R&Rs
305
Chain Avg.
Merch Sales ($K, APSM)
MUSA NTIs
205
QC NTIs
408
MUSA R&Rs
229
Chain Avg.

Unlevered ROIC(2)



13.9%
10.3%
25.0%
MUSA NTIs
QC NTIs
MUSA R&Rs

Strategic investments are expected to drive ~2-4% improvement in return

(1) Kiosk square footage includes walk-up super-cooler and outdoor selling space
(2) Ramp adjusted actuals; Prior 3 full-year build classes; ROIC defined as (Annual After-Tax Cash Flow / Gross Investment)
Source: MUSA Data Warehouse; Comparing MUSA Average vs. Stores put into service over the last three years

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Murphy USA Inc. 10 • Margins maintain even in “unremarkable” 2023 • Our advantaged cost structure allows us to invest in price to grow market share • Gained nearly 1B gallons since spin • Further stressing the marginal retailer More Market Share for us, less for others Vicious Cycle of the Marginal Convenience Store Retailer As we gain more market share, others are getting less, creating a vicious cycle for them… 93 95 99 98 85 89 84 81 MUSA Vol % OPIS Vol % Murphy USA Fuel Volume vs. OPIS Market and MUSA Margin Fuel Volume vs. Same-Quarter 2019; CPG 25.2 26.3 34.3 31.4 2020 2021 2022 2023 MUSA CPG Murphy USA Virtuous Cycle …and reinforcing MUSA’s virtuous cycle -9.7 -9.8 -11.9 -11.9 Average Differential to AAL by Year for RUL (CPG) Source: MUSA Data Warehouse

Murphy USA Inc. 11 More free cash flow to invest in our advantaged model Reinvest in price for our customer • To sustain fuel price differentials and drive more share • To expand tobacco share and support the transition to reduced-risk products • To grow trips in our critical Food and Beverage dayparts by maintaining our value proposition Reinvest in capabilities • To driving sales and margin • To manage store labor, improve efficiencies, and maintain our low-cost operating model • To ensure scaled growth of the business through advanced technology Reinvest in Growth with New Stores • To expand new build pipeline • To drive enhanced performance through continuous improvement initiatives • To defend advantage in strategic markets More Free Cash Flow

Murphy USA Inc. 12 Maintaining CapEx optionality and higher returns 26% 394% 26% 109% 244% 17% 62% 124% 1-Year 5-Year Since Spin 839% MUSA S&P 500 Russell 2000 $423 $723 $828 $1,191 $1,059 $1,100 2019 2020 2021 2022 2023 2024E “Unremarkable” 2023 yields EBITDA above high-end range Commitment to balanced capital allocation doesn’t waver Driving multi-year shareholder returns well above major indices Adjusted EBITDA By Year, In Millions Murphy USA Cash Flow Use Since Spin Cumulative Shareholder Return As of 12/31/2023 40% 11% 48% 1% Capital M&A Dividend Repurchase Over $6B Source: MUSA Financial Data; 2024E aligns to “mid-range” of EBITDA provided for modeling purposes only

Murphy USA Inc. 13 $46 $69 $73 $79 $81 $89 $121 $143 $199 $318 $379 $417 $41 $50 $61 $67 $70 $77 $90 $119 $150 $249 $305 $380 $36 $38 $49 $54 $61 $63 $74 $81 $122 $169 $240 $353 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Raising the Bar…Again 5-year view MUSA High and Low Closing Share Price with Annual Average by Year Since Spin As of 02/29/2024 2024 EBITDA (M) (1) $1,100 Shares (M)(2) 19.7 Multiple 9 CPG 32 TSR 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 CAGR(3) 23% 23% 22% 24% 27% 30% 33% 34% 36% 23% 24% NA % Originally Issued Shares 100%(4) 98% 89% 79% 73% 69% 65% 58% 53% 47% 45% (3) Annual average to 2024 YTD average (4) Original share count of 46.7M 2028 Target ~$1,300 15.7 10 34 The end result is more for you (1) 2024 Mid-Point Reconciliation EBITDA (2) Assumes 1M shares repurchased annually from 20.7M as of 12/31/2023 High Avg Low

Murphy USA Inc. 14 Appendix

Murphy USA Inc. 15 2024 guidance 15 Guidance Metrics 2023 Updated Guidance Range 2023 Actual Results 2024 Guidance Range Organic Growth New Stores 27-30 28 30 to 35 Raze and Rebuilds 33 31 35 to 40 Fuel Contribution Retail fuel volume per store (K gallons APSM) 240 to 245 242 240 to 245 Store Profitability Merchandise contribution ($ Millions) $795 to $815 $803 $860 to $880 Retail station OpEx excluding credit cards and rent expense ($K, APSM) $32.5 to $34.0 $33.2 $35.0 to $35.5 Corporate Costs SG&A ($ Millions per year) $235 to $245 $241 $255 to $265 Effective Tax Rate 24% to 26% 24.2% 24% to 26% Capital Allocation Capital expenditures ($ Millions) $325 to $375 $344 $400 to $450

Murphy USA Inc. 16 Non-GAAP Adjusted EBITDA reconciliation (Millions of dollars) 2019 2020 2021 2022 2023 Net Income 154.8$ 386.1$ 396.9$ 672.9$ 556.8$ Income taxes 47.6 123.0 125.0 210.9 177.6 Interest expense, net of investment income 51.7 50.2 82.3 82.3 91.6 Depreciation and amortization 152.2 161.0 212.6 220.4 228.7 EBITDA 406.3$ 720.3$ 816.8$ 1,186.5$ 1,054.7$ Net settlement proceeds (0.1) - - - - Accretion of asset retirement obligations 2.1 2.3 2.5 2.7 3.0 (Gain) loss on sale of assets (0.1) (1.3) (1.5) (2.1) 0.8 Loss on early debt extinguishment 14.8 - - - - Acquisition and integration related costs - 1.7 10.4 1.5 - Other nonoperating (income) expense (0.4) (0.3) (0.2) 2.3 - Adjusted EBITDA 422.6$ 722.7$ 828.0$ 1,190.9$ 1,058.5$ Year Ended December 31,

Murphy USA Inc. 17 Non-GAAP Adjusted EBITDA Reconciliation For purposes of this reconciliation, the midpoint of a range for each reconciling item was used, and therefore actual results for each of these reconciling items is expected to be higher or lower than the amounts shown above. The size of the ranges varies based on the individual reconciling item and the assumptions made. 2024 and 2028 – GAAP to non-GAAP Reconciliation 2024 2028 Target (Millions of dollars) Net Income $564 $680 Income taxes 189 223 Interest expense, net of interest income 97 95 Depreciation and amortization 249 301 Other operating and nonoperating, net 1 1 Adjusted EBITDA $1,100 $1,300